Exhibit 10.1

    NINTH AMENDMENT
TO
CREDIT AGREEMENT
Dated as of July 7, 2023
Among
EARTHSTONE ENERGY HOLDINGS, LLC,
as Borrower,
EARTHSTONE ENERGY, INC.,
as Parent,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,
ROYAL BANK OF CANADA,
as Syndication Agent,

TRUIST BANK, CITIZENS BANK, N.A.,
KEYBANK NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION,
FIFTH THIRD BANK, PNC BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A., MIZUHO BANK, LTD.,
CAPITAL ONE, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. AND CITIBANK, N.A.
as Documentation Agents,

and

The Lenders Party Thereto
________________________________

WELLS FARGO SECURITIES, LLC, RBC CAPITAL MARKETS, TRUIST SECURITIES, INC., CITIZENS BANK, N.A., KEYBANC CAPITAL MARKETS INC., U.S. BANK NATIONAL ASSOCIATION, FIFTH THIRD BANK, PNC CAPITAL MARKETS LLC,
BOFA SECURITIES, INC., MIZUHO BANK, LTD.,
CAPITAL ONE, NATIONAL ASSOCIATION JPMORGAN CHASE BANK, N.A. AND CITIBANK, N.A.
Joint Lead Arrangers and Joint Bookrunners
________________________________

NINTH AMENDMENT TO CREDIT AGREEMENT
THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”) dated as of July 7, 2023, is among Earthstone Energy Holdings, LLC, a Delaware limited liability company (the “Borrower”); Earthstone Energy, Inc., a Delaware corporation (the “Parent”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower and the Parent, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified), made by each of the Loan Parties party thereto in favor of the Administrative Agent.

C.    The Parent is party to that certain Parent Guarantee, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified), in favor of the Administrative Agent.
D.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Ninth Amendment.
E.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Ninth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Ninth Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this Ninth Amendment refer to sections of the Credit Agreement. As used in this Ninth Amendment, the following terms have the meanings specified below:
“Ninth Amendment Reserve Reports” means the collective reference to (a) the Novo Acquisition Reserve Report and (b) the Reserve Report, dated as of June 8, 2023, prepared by the Borrower, evaluating the proved Oil and Gas Properties of the Borrower and its Restricted Subsidiaries as of May 1, 2023.
“NOG Disposition” means the transfer of the NOG Disposition Assets to NOG pursuant to the terms and conditions of the NOG Disposition Agreement.
“NOG Disposition Agreement” means that certain Acquisition and Cooperation Agreement dated as of June 14, 2023, by and between the Borrower and NOG.

“NOG Disposition Assets” means the “Assets” (as such term is defined in the NOG Disposition Agreement) acquired by NOG pursuant to the NOG Disposition Agreement.
“Novo Acquired Company” means Novo Oil & Gas Holdings, LLC, Delaware limited liability company.
“Novo Acquired Company Group” means the collective reference to the Novo Acquired Company, Novo Oil & Gas Texas, LLC, a Delaware limited liability company, Novo Oil & Gas Northern Delaware, LLC, a Delaware limited liability company, Scala Energy Assets, LLC, a Delaware limited liability company, and Scala Energy Operating, LLC, a Delaware limited liability company.
“Novo Acquisition” means the acquisition of the Novo Acquisition Company and its Restricted Subsidiaries pursuant to the terms and conditions of the Novo Acquisition Documents.
“Novo Acquisition Agreement” means that certain Securities Purchase Agreement, dated as of June 14, 2023 by and among Novo Oil & Gas Legacy Holdings, LLC, a Delaware limited liability company, and Novo Intermediate, LLC, a Delaware limited liability company (collectively, the “Novo Seller”), the Novo Acquired Company, and the Borrower, as buyer, together with all exhibits and schedules thereto, collectively, as amended, modified or otherwise supplemented from time to time.
“Novo Acquisition Documents” means (a) the Novo Acquisition Agreement and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.
“Novo Acquisition Properties” means the Oil and Gas Properties and other Properties of the Novo Acquired Company Group acquired by the Borrower pursuant to the Novo Acquisition Documents.
“Novo Acquisition Reserve Report” means that certain Reserve Report, dated as of June 8, 2023, prepared by the Borrower, evaluating the proved Oil and Gas Properties of the Novo Acquired Company Group (other than the NOG Disposition Assets) as of May 1, 2023.
“Novo Sellers” has the meaning given to such term in the definition of “Novo Acquisition Agreement”.
Section 2. Amendments to Credit Agreement.
2.1    Amendment to Cover Page. The cover page to the Credit Agreement is hereby amended and restated to read as set forth on Annex II attached hereto.
2.2    Amendment to Introductory Paragraph. The Introductory Paragraph is hereby amended and restated in its entirety to read as follows:
THIS CREDIT AGREEMENT dated as of November 21, 2019, is among Earthstone Energy Holdings, LLC, a limited liability company duly formed and existing under the laws of the state of Delaware (the “Borrower”); Earthstone Energy, Inc., a Delaware corporation (“Parent”); each of the Lenders from time to time party hereto; Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as Issuing Bank; Royal Bank of Canada, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”); and Truist Bank, Citizens Bank, N.A., KeyBank National Association, U.S. Bank National Association, Fifth Third Bank, PNC Bank, National Association, Bank of America, N.A., Mizuho Bank, Ltd., Capital One, National Association, JPMorgan Chase Bank, N.A. and Citibank N.A., as documentation agents for the Lenders (each, in such capacity, together with its successors in such capacity, a “Documentation Agent”).
2.3    Amendments to Section 1.02 – Certain Defined Terms.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Borrowing Base Commitments” means (a) on the Ninth Amendment Effective Date, $1,750,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(g).
“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.
“Arrangers” means, collectively, Wells Fargo Securities, LLC, RBC Capital Markets, Truist Securities, Inc., Citizens Bank, N.A., KeyBanc Capital Markets Inc., U.S. Bank National Association, Fifth Third Bank, PNC Capital Markets LLC, BofA Securities, Inc., Mizuho Bank, Ltd. Capital One, National Association, JPMorgan Chase Bank, N.A. and Citibank N.A., in their capacities as the joint lead arrangers and joint bookrunners hereunder.
(b)    Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement, dated as of July 7, 2023, among the Borrower, the Parent, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Ninth Amendment Effective Date” has the meaning given to such term in the Ninth Amendment.
2.4    Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:
(a)    Ninth Amendment Borrowing Base. For the period from and including the Ninth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $2,000,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to an Interim Redetermination, Section 2.07(e), Section 2.07(f) or Section 8.12(c).
Section 3. Assignment and Assumption.
3.1    As used in this Ninth Amendment, (i) the term “Existing Lenders” means the collective reference to each Revolving Lender party to the Credit Agreement immediately prior to the Ninth Amendment Effective Date; (ii) the term “New Lenders” means the collective reference to each of JPMorgan Chase Bank, N.A. and Citibank N.A.; and (iii) the term “New and Continuing Lender” means the collective reference to each Existing Lender and each New Lender.
3.2    Effective as of the Ninth Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this Ninth Amendment: (a) each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Revolving Commitment and (ii) allow each New Lender to become a party to the Credit Agreement as a Revolving Lender by acquiring an interest in the total Revolving Commitments; and (b) for an agreed consideration, each Existing Lender (each, an “Assignor”) hereby irrevocably sells and assigns to each other New and Continuing Lender (each, an “Assignee”), and such Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions (as set forth in Annex 1 to Exhibit G) and the Credit Agreement, as of the Ninth Amendment Effective Date, immediately prior to giving effect to the terms of Section 2 of this Ninth Amendment, (i) all of such Assignor’s rights and obligations in its capacity as a Revolving Lender under the Credit Agreement (including, for the avoidance of doubt, Loans and participations in Letters of Credit and LC Disbursements) and the other Loan Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement, to the extent necessary so that, after giving effect thereto, each New and Continuing Lender shall have the Maximum Credit Amount and Applicable Revolving Percentage set forth for such New and Continuing Lender on Annex I attached to this Ninth Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Revolving Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”).  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor.  On the Ninth Amendment Effective Date, after giving effect to the Assignment and Reallocation, each New Lender shall become a party to the Credit Agreement as a “Revolving Lender” and shall have all of the rights and obligations of a Revolving Lender under the Credit Agreement and the other Loan Documents. Each of the Administrative Agent, each Issuing Bank, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each New Lender’s acquisition of interest in the Aggregate Maximum Credit Amount. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Assigned Interest and each New and Continuing Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit G to the Credit Agreement (the “Assignment Agreement”), as if each Revolving Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each New and Continuing Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Ninth Amendment Effective Date as defined herein. On the Ninth Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 12.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 12.04(b)(ii)(C), no Revolving Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.
Section 4. Conditions of Effectiveness. This Ninth Amendment will become effective on the date on which each of the following conditions is satisfied or waived in accordance with Section 12.02 (such date, the “Ninth Amendment Effective Date”), which date must occur on or prior to September 19, 2023 (the “Outside Date”):
4.1    Counterparts. The Administrative Agent shall have received from the Borrower, the Parent, each Guarantor and each New and Continuing Lender counterparts (in such number as may be requested by the Administrative Agent) of this Ninth Amendment signed on behalf of such Person.
4.2    Fees and Expenses. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced at least two Business Days prior to satisfaction of all other applicable conditions, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default. As of the Ninth Amendment Effective Date, no Default shall have occurred and be continuing.
4.4    Novo Acquisition. The Novo Acquisition shall have been (or contemporaneously with the Ninth Amendment Effective Date shall be) consummated in accordance with the terms of the Novo Acquisition Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent), it being understood and agreed that, without limitation, (a) any change to the definition of “Material Adverse Effect” contained in the Novo Acquisition Agreement, (b) any increase in the amount of the purchase price for the Novo Acquisition (except pursuant to the express terms of the Acquisition Agreement as in effect on June 14, 2023 and, otherwise, except to the extent such increase is funded solely with the proceeds of common equity issued by the Parent), (c) any change in the third party beneficiary rights in the Novo Acquisition Agreement applicable to the Arrangers and the Lenders, or (d) any change in the governing law of the Novo Acquisition Agreement, shall, in each case, be deemed to be materially adverse to the interests of the Lenders) unless approved by the Administrative Agent in its sole discretion.
4.5    Novo Acquisition Certificate. The Administrative Agent shall have received an officer’s certificate from the Borrower, certifying that (a) the Novo Acquisition has been consummated in accordance with applicable law and the terms of the Novo Acquisition Agreement without giving effect to any waiver, modification or consent thereunder that is adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent); (b) as to the final purchase price for the Novo Acquisition after giving effect to all adjustments as of the closing date contemplated by the Novo Acquisition Documents and specifying, by category, the amount of such adjustment; (c) that attached thereto is a true, complete and executed copy of the closing settlement statement for the Novo Acquisition; and (d) that true and complete executed copies of all Novo Acquisition Documents have been delivered to the Administrative Agent (together with all amendments, supplements, waivers or consents with respect to any provision thereof).
4.6    No Existing Debt. On the Ninth Amendment Effective Date, after giving effect to the Novo Acquisition, neither the Borrower nor any of its Restricted Subsidiaries (including, for the avoidance of doubt, the Novo Acquired Company Group) shall have any outstanding Debt (other than Debt permitted to be outstanding under Section 9.02). The Administrative Agent shall have received evidence satisfactory to it that all Liens on the Properties of the Novo Acquired Company Group (other than Liens to be permitted by Section 9.03) have been released or terminated or that duly executed recordable releases and terminations in forms reasonably acceptable to the Administrative Agent with respect thereto have been received by the Administrative Agent.
4.7    Financial Statements. The Administrative Agent shall have received:
(a)    the Parent’s (i) audited consolidated balance sheets and related consolidated statements of income, shareholder’s equity and cash flows for the fiscal years ended December 31, 2020, December 31, 2021 and December 31, 2022 and (ii) unaudited consolidated balance sheets and related consolidated statements of income and cash flows for each interim fiscal quarter ended since the last audited financial statements and at least 45 days prior to the Ninth Amendment Effective Date (provided that the quarterly financial statements shall be subject to normal year-end adjustments); and
(b)    financial projections of the Borrower and its Restricted Subsidiaries (including, for the avoidance of doubt, the Novo Acquired Company Group), after giving effect to the Transactions, in form and substance reasonably satisfactory to the Administrative Agent, on an annual basis from the fiscal year ending December 31, 2023 through the fiscal year ending December 31, 2027.
4.8    KYC. The Administrative Agent shall have received, at least five business days prior to the Ninth Amendment Effective Date, all documentation and other information required (including, without limitation, a beneficial ownership certification (or evidence satisfactory to the Lead Arrangers that the Borrower is exempt from the reporting requirements of the beneficial ownership regulations), as applicable) requested by the Administrative Agent or any Lender to comply with under applicable “know your customer”, anti-money laundering, beneficial ownership and other similar rules and regulations, including, without limitation, the PATRIOT Act, to the extent such information has been reasonably requested by the Administrative Agent at least ten (10) business days prior to the Ninth Amendment Effective Date.
4.9    Specified Acquisition Agreement Representations. The Specified Acquisition Agreement Representations will be true and correct. As used in this Section 4.9, “Specified Acquisition Agreement Representations” means the representations and warranties made by the Sellers and the Novo Acquired Company or its or their subsidiaries or affiliates in the Novo Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower or its affiliates have the right to terminate its or their respective obligations under the Novo Acquisition Agreement or otherwise decline to close the Novo Acquisition as a result of a breach of any such representations and warranties or any such representations and warranties not being accurate (in each case, determined without regard to any notice requirement).

4.10    Novo Acquisition Reserve Report. The Administrative Agent shall have received the Novo Acquisition Reserve Report.
4.11    Consents and Approvals. The Administrative Agent shall have received evidence satisfactory to it in its sole discretion that all equity holder and board of directors (or comparable entity management body) authorizations of the Parent and the Borrower necessary or, in the discretion of the Administrative Agent, advisable in connection with the Ninth Amendment Effective Date Transactions and the continuing operations of the Parent, the Borrower and its subsidiaries shall have been obtained and shall be in full force and effect.
4.12    Novo Acquired Company Group. On the Ninth Amendment Effective Date, immediately after giving effect to the Novo Acquisition, each member of the Novo Acquired Company Group shall constitute Restricted Subsidiaries of the Borrower.
4.13    Secretary’s Certificate. The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of each of the Novo Acquired Company and its Restricted Subsidiaries (including the Novo Acquired Company Group), setting forth (a) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of the Novo Acquired Company and such Restricted Subsidiaries to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of the Novo Acquired Company and such Restricted Subsidiaries who are authorized to sign the Loan Documents to which the Novo Acquired Company and such Restricted Subsidiaries are a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the limited liability company agreement and certificate of formation (or equivalent organizational documents) of the Novo Acquired Company and its Restricted Subsidiaries, certified as being true and complete.
4.14    Certificates of Good Standing. The Administrative Agent shall have received a certificate of the appropriate State agency where the Novo Acquired Company and each of its Restricted Subsidiaries is formed or incorporated with respect to the existence, qualification and good standing of the Novo Acquired Company and such Restricted Subsidiaries.
4.15    Novo Acquired Company Joinders. The Administrative Agent shall have received (i) from the Novo Acquired Company and its Restricted Subsidiaries counterparts (in such number as may be requested by the Administrative Agent) of an Assumption Agreement (as such term is defined in the Guaranty Agreement), which Assumption Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent, signed on behalf of the Novo Acquired Company and its Restricted Subsidiaries and (ii) from the Borrower and/or its Restricted Subsidiaries, as applicable, counterparts (in such number as may be requested by the Administrative Agent) of a Supplement (as such term is defined in the Guaranty Agreement), which Supplement shall be in form and substance reasonably satisfactory to the Administrative Agent, signed on behalf of the Borrower and/or its Restricted Subsidiary. In connection with the execution and delivery of each Supplement, the Administrative Agent shall have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of the Novo Acquired Company and its Restricted Subsidiaries, to the extent such Equity Interests are certificated.
4.16    Legal Opinion. The Administrative Agent shall have received an opinion of Haynes and Boone, LLP, special counsel to the Borrower with respect to the Novo Acquired

Company and its Restricted Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.
4.17    Payoff of Novo Credit Agreement. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that all outstanding Debt of the Novo Acquired Company Group under that certain Credit Agreement, dated as of July 13, 2021, by and among the Novo Acquired Company, as borrower, BOKF, N.A. dba Bank of Texas, as administrative agent, and the lenders party thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, shall have been, or substantially concurrently with the Ninth Amendment Effective Date, will be, repaid in full, all commitments in respect thereof have been terminated, and all security and guarantees in respect thereof discharged and released.
4.18    Minimum Hedging. The Administrative Agent shall have received evidence satisfactory to it that the Borrower has entered into Swap Agreements with one or more Approved Counterparties hedging minimum notional volumes of at least fifty percent (50%) of the reasonably projected production of crude oil and natural gas, each calculated separately, from the proved developed producing Oil and Gas Properties evaluated in the Novo Acquisition Reserve Report (excluding, for purposes of clarity, production attributable to the NOG Disposition Assets) for each full calendar month during the period from and including the second full calendar month following the Ninth Amendment Effective Date through and including December 31, 2024.
4.19    NOG Disposition. Administrative Agent shall have received (a) a true and correct fully-executed copy of the NOG Disposition Agreement and (b) evidence satisfactory to it that (i) no later than one day prior to the Ninth Amendment Effective Date, the Borrower shall have received proceeds from NOG in respect of the NOG Disposition in an amount not less than the difference of (A) the unadjusted purchase price of $500,000,000 minus (B) an amount equal to the net downward purchase price adjustments in respect of, or otherwise attributable to, the NOG Disposition Assets made pursuant to and in accordance with the NOG Disposition Agreement, (ii) substantially contemporaneously with the funding of Loans on the Ninth Amendment Effective Date, the NOG Disposition shall have been consummated in accordance with applicable law and on the terms described in the NOG Disposition Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent), and (iii) no proceeds of the Loans shall have been explicitly used to pay the purchase price for the NOG Disposition Assets to be acquired by NOG pursuant to the NOG Disposition. It is understood and agreed that such evidence described in the foregoing clauses (a) and (b) shall satisfy the requirements of the Loan Parties set forth in Section 8.01(j)(i) with respect to the NOG Disposition.
4.20    Aggregate Elected Borrowing Base Commitments. On the Ninth Amendment Effective Date, after giving effect to the Novo Acquisition, the Aggregate Elected Borrowing Base Commitments do not exceed the Borrowing Base then in effect.
4.21    Promissory Notes. The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount dated as of the Ninth Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare Section 2 of this Ninth Amendment to be effective (and the Ninth Amendment Effective Date shall occur) when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such condition in accordance with Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Ninth Amendment Effective Date specifying its objection thereto. Notwithstanding anything to the contrary contained herein, if the Ninth Amendment Effective Date does not occur on or prior to 5:00 p.m. (Houston time) on the Outside Date, then it shall be deemed that none of the conditions contained in this Section 4 shall be satisfied, and the Ninth Amendment Effective Date shall not occur.
Section 5. Post-Closing Requirements.
5.1    Title. On or prior to the date that is 30 days immediately following the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent together with title information previously delivered to the Administrative Agent, title information reasonably satisfactory to the Administrative Agent setting forth the status of title to at least 85% of the total value of the proved Oil and Gas Properties evaluated in the Ninth Amendment Reserve Reports on a combined basis.
5.2    Mortgage. On or prior to the date that is 30 days immediately following the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 85% of the total value of the proved Oil and Gas Properties evaluated Ninth Amendment Reserve Reports on a combined basis.
The failure by the Borrower to comply with the requirements of this Section 5 of this Ninth Amendment shall constitute an immediate Event of Default. The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained herein or in the Credit Agreement, the Borrower’s compliance with the requirements of this Section 5, shall satisfy the Loan Parties’ obligations set forth in Section 8.12 and Section 8.13 with respect to the Ninth Amendment Reserve Reports and the requirements of Section 8.11(c)(vi) with respect thereto.
Section 6. Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Ninth Amendment, shall remain in full force and effect following the effectiveness of this Ninth Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under and the Liens granted by, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Ninth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Ninth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date and (ii) no Default has occurred and is continuing.
6.3    Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Ninth Amendment by facsimile, electronic communications, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Ninth Amendment.
6.4    NO ORAL AGREEMENT. THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.6    Loan Document. This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Ninth Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.9    Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	EARTHSTONE ENERGY HOLDINGS, LLC

	By:	/s/ Mark Lumpkin Jr.
	Name:	Mark Lumpkin Jr.
	Title:	Executive Vice President and Chief Financial Officer

PARENT:	EARTHSTONE ENERGY, INC.

	By:	/s/ Mark Lumpkin Jr.
	Name:	Mark Lumpkin Jr.
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	EARTHSTONE OPERATING, LLC
SABINE RIVER ENERGY, LLC
INDEPENDENCE RESOURCES
TECHNOLOGIES, LLC
EARTHSTONE PERMIAN, LLC

	By:	/s/ Mark Lumpkin Jr.
	Name:	Mark Lumpkin Jr.
	Title:	Executive Vice President and Chief Financial Officer

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Michael Real
Name: Michael Real
Managing Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	ROYAL BANK OF CANADA, as a Lender and Issuing Bank

By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	TRUIST BANK, as a Lender

By: /s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	CITIZENS BANK, N.A., as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Eric Appel
Name: Eric Appel
Title: Senior Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Anvar Musayev
Name: Anvar Musayev
Title: Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John C. Lozano
Name: John C. Lozano
Title: Senior Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Dan Condley
Name: Dan Condley
Title: Managing Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	FIRST HORIZON BANK, as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	COMERICA BANK, as a Lender

By: /s/ Isabel Araujo
Name: Isabel Araujo
Title: Portfolio Manager
    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	BANK OF AMERICA, N.A., as a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director
    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	MIZUHO BANK, LTD., as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Executive Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	BOKF NA, dba BANK OF TEXAS, as a Lender

By: /s/ Martin W. Wilson
Name: Martin W. Wilson
Title: Senior Vice President

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

LENDER:	REGIONS BANK, as a Lender

By: /s/ Cody Chance
Name: Cody Chance
Title: Managing Director

    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

NEW LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer
    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

NEW LENDER:	CITIBANK N.A., as a Lender

By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President
    Signature Page – Ninth Amendment to Credit Agreement
    Earthstone Energy Holdings, LLC

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Revolving Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	8.657142857%	$259,714,285.71
Royal Bank of Canada	8.657142857%	$259,714,285.71
Truist Bank	8.657142857%	$259,714,285.71
Bank of America, N.A.	6.400000000%	$192,000,000.00
Capital One, National Association	6.400000000%	$192,000,000.00
Citizens Bank, N.A.	6.400000000%	$192,000,000.00
Citibank N.A.	6.400000000%	$192,000,000.00
JPMorgan Chase Bank, N.A.	6.400000000%	$192,000,000.00
KeyBank National Association	6.400000000%	$192,000,000.00
Mizuho Bank, Ltd.	6.400000000%	$192,000,000.00
PNC Bank, National Association	6.400000000%	$192,000,000.00
U.S. Bank National Association	6.400000000%	$192,000,000.00
Fifth Third Bank	5.857142857%	$175,714,285.71
Regions Bank	4.000000000%	$120,000,000.00
BOKF NA dba Bank of Texas	2.857142857%	$85,714,285.71
First Horizon Bank	2.285714286%	$68,571,428.58
Comerica Bank	1.428571429%	$42,857,142.87
TOTAL	100.000000000%	$3,000,000,000.00
Annex I

ANNEX II AMENDED AND RESTATED COVER PAGE [see attached.]

CREDIT AGREEMENT

dated as of

November 21, 2019

Among

EARTHSTONE ENERGY HOLDINGS, LLC,
as Borrower,

EARTHSTONE ENERGY, INC.,
as Parent

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,

ROYAL BANK OF CANADA,
as Syndication Agent,

TRUIST BANK, CITIZENS BANK, N.A.,
KEYBANK NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION,
FIFTH THIRD BANK, PNC BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A., MIZUHO BANK, LTD.,
CAPITAL ONE, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. AND CITIBANK, N.A.
as Documentation Agents,

and

The Lenders Party Hereto
________________________________

WELLS FARGO SECURITIES, LLC, RBC CAPITAL MARKETS, TRUIST SECURITIES, INC., CITIZENS BANK, N.A., KEYBANC CAPITAL MARKETS INC., U.S. BANK NATIONAL ASSOCIATION, FIFTH THIRD BANK, PNC CAPITAL MARKETS LLC,
BOFA SECURITIES, INC., MIZUHO BANK, LTD.,
CAPITAL ONE, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. AND
CITIBANK, N.A.
Joint Lead Arrangers and Joint Bookrunners
________________________________